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                        ESTERLINE TECHNOLOGIES CORPORATION       EXHIBIT 10.16D
                        ----------------------------------
                 LONG-TERM INCENTIVE COMPENSATION PLAN--CYCLE IV
                 -----------------------------------------------
                          FISCAL YEARS 1994 through 1997
                          ------------------------------




     	PURPOSE OF PLAN
     	---------------

     	This Plan is for the fiscal years 1994 through 1997 and is intended to provide a program to retain and compensate Esterline officers based on the long-term performance of Esterline Technologies. The Plan is designed to reward successful management employment of Esterline's resources to achieve superior performance, measured by: (1) continuous increase in Esterline earnings, and (2) increase in the long-term return on shareholders' equity.

     	MEMBERSHIP IN PLAN
     	------------------

     	Esterline officers shall be eligible for membership in the Plan after appointment and return of a signed acceptance of the appointment letter specifying the member's award level.

     	The Plan may be modified, amended or terminated at any time; but any such modification, amendment or termination shall not, without a member's written consent, affect his/her incentive compensation accrued prior to such modification, amendment or termination of the Plan. Nothing in this Plan limits Esterline from exercising the right to terminate an employee at any time for any reason.

	APPOINTMENTS AND PERFORMANCE TARGETS
	------------------------------------

	Each appointee to the Plan shall be entitled to incentive compensation based on Esterline's combined performance on two equally weighted specific criteria adjusted for relative industry performance of Esterline's "industry peer group" (see Exhibit 1). Additionally, if directed, the above computed awards for officers may be further adjusted, up or down, by the Compensation & Stock Option Committee of the Board of Directors by an amount not to exceed the greater of 25% of the computed award or target award, whichever is greater.

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	The industry peer group criteria are:

	A.   Cumulative earnings per share for the four years ending
     	     -------------------------------------------------------
     	     October 31, 1997, excluding any gains or losses from the
            --------------------------------------------------------
             divestiture of any primary operating subsidiary.
            ------------------------------------------------
             All earnings per share computations shall be adjusted for stock dividends, splits or reverse splits. The four-year earnings per share target is $5.66 if the average annualized growth rate achieved by Esterline's industry peer group is 9% to 13%. (See Attachment A for other targets for varying levels of industry peer group performance.)

	B.   Average return on common shareholders' equity for the four
     	     ----------------------------------------------------------
     	     years ending October 31, 1997.
     	     ------------------------------


     	     The four-year mathematical average shall be based on each year's audited beginning and ending common shareholders' equity, excluding any amounts for any preferred shares.

     	     * The minimum return on equity criteria is three percentage points less than the four-year return on shareholders' equity of Esterline's industry peer group.

     	     * The target return on equity criteria is one percentage point more than the four-year return on shareholders' equity of Esterline's industry peer group.

     	     * The maximum return on equity criteria is four percentage points more than the four-year return on shareholders' equity of Esterline's industry peer group.

	No award will be earned for a target if the performance is less than minimum. No additional award will be earned for any performance above the maximum. Awards will be prorated for other performance levels.

	COMPUTATION OF FOUR-YEAR AWARDS
	-------------------------------

	Esterline's performance is calculated relative to each performance target individually. Achievement of each criteria at the target level earns 100% of the individual's total award--50% for each performance target. (See Attachment B for award percentages at the target, less than minimum, minimum and maximum levels for each performance target.) Awards for performance between a target and its minimum or between a target and its maximum will be prorated.


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	BASIS FOR COMPUTATION OF PARTIAL PAYMENTS
	-----------------------------------------

                                                    Cumulative
           Four-Year Relative			Earned Performance
     	   Performance Basis                  of Four-Year Award Level
     	   ------------------                 ------------------------
     	   Estimated based on                           1/3
     	   FY 1994 & 1995

     	   Estimated based on
     	   FY 1994, 1995 & 1996                         2/3


	PAYMENT OF AWARDS
	-----------------

	Payment shall be made at three intervals in the cycle. Partial payment shall be computed based on the latest estimate of the four-year outcome and shall be paid after completion of fiscal 1995 and 1996; these payments shall be made no later than March 1, 1996 and March 1, 1997, respectively. Final payment shall be made after completion of fiscal 1997, and no later than March 1, 1998.

	The amount of each payment, if any, shall be the amount earned for the cumulative performance for the cycle-to-date period less any amounts previously paid. Partial payments, once paid, are not refundable to Esterline Technologies.


	A Plan member must be an employee on October 31, 1995, 1996 or 1997 to receive payment related to that portion of the Cycle. However, if an employee's participation in the Plan is terminated during any Plan year due to normal retirement, death or disability, a pro rata share of his/her award will be determined after completion of fiscal 1997, and paid no later than March 1, 1998. In the case of death, payments shall be made to his/her estate.




	/s/ W. P. Hurlbut
	_____________________________________
	W. P. Hurlbut
	Chairman, President and
	Chief Executive Officer


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                                                                   ATTACHMENT A

                         ESTERLINE TECHNOLOGIES CORPORATION
                  LONG-TERM INCENTIVE COMPENSATION PLAN--CYCLE IV

                          ADJUSTMENTS FOR VARYING LEVELS OF
                           INDUSTRY PEER GROUP PERFORMANCE


                            EPS PERFORMANCE TARGETS(A)



     Average Annual                      EPS               Minimum EPS       Maximum EPS
Compounded EPS Growth Rate           Performance           Performance       Performance
  of Industry Peer Group               Targets               Targets           Targets
- --------------------------           -----------           -----------       -----------
     Less than 4%                      $4.66                  $3.65             $6.37

     4 - 9%                             5.16                   4.15              6.87

     9 - 13%(B)                         5.66                   4.65              7.37

     More than 13%                      6.16                   5.15              7.87




(A)As amended 12/6/94.

(B)Esterline base EPS target.


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                                                                       EXHIBIT 1


                       ESTERLINE TECHNOLOGIES CORPORATION
                 LONG-TERM INCENTIVE COMPENSATION PLAN--CYCLE IV



                               INDUSTRY PEER GROUP




                                   Value Line
                                 Industry Group*
				 ---------------

                                 Machine Tool

                                 Computer and Peripherals

                                 Electronics

                                 Aerospace/Defense






*As reported by Value Line in their latest report at time of calculation of awards under the cycle.

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                                                                   ATTACHMENT B

                   ESTERLINE TECHNOLOGIES CORPORATION
             LONG-TERM INCENTIVE COMPENSATION PLAN--CYCLE IV

           PERCENTAGE OF APPOINTEE'S AWARD EARNED AT VARYING
                     LEVELS OF COMPANY PERFORMANCE




Performance
Relative to    	          % of Award	                % of Award	       Total % of Appointee's
Target Level	        from ROE Target	              from EPS Target	            Award Earned
- ------------            ---------------               ---------------          ----------------------

Less than Minimum	       0%	                     0%	                        0%

Minimum Level	             12.5	                   12.5	                        25

Target Level	               50	                     50	                       100

Maximum Level	              100	                    100	                       200

